                                Exhibit 10(lxi)
                                _______________


     THIS AGREEMENT,  made as  of the  1st day  of March,  1994 ,  among USLIFE

Corporation, a  New York corporation (the "Company"), Chemical Bank, a New York corporation (the "Trustee") and KPMG Peat Marwick ("Independent Contractor").



                             W I T N E S S E T H :
                             _ _ _ _ _ _ _ _ _ _



     WHEREAS, the Company has incurred and expects to continue to incur certain unfunded retirement  income liability  to or with respect to certain management employees pursuant  to the  terms of the Company's Supplemental Retirement Plan

("Retirement  Plan")  and  the  Company's  Supplemental  Employee  Savings  and

Investment Plan ("Savings Plan");



     WHEREAS, the  Company desires  to provide  additional assurance to some or all such management employees (the "Participants") and their surviving spouses,

beneficiaries  or   estates  (collectively,   the  "Beneficiaries")  under  the

Retirement Plan  and the Savings Plan, respectively (hereinafter referred to as the "Plans") that their unfunded retirement benefit rights under the Plans will in the  future be met or substantially met by application of the procedures set forth herein;



     WHEREAS, the  Company wishes  to establish  separate accounts (hereinafter the "Accounts") with respect to some or all of the Participants in the Plans as determined by  the Company prior to a Change in Control (as hereinafter defined in Section 2.3(d) (iv))
in order  to provide  a source  of payments  as such  may be required under the terms of such Plans;



     WHEREAS, except  as may  be expressly  provided in this Agreement, amounts allocated to  each separate  Account or  Accounts, as determined by the Company from time  to time  in its sole discretion, and the earnings attributed thereto shall be  used by  the Trustee solely in satisfaction of the liabilities of the

Company with  respect to the Participant in the Retirement Plan or Savings Plan

for whom  such separate  Account or  Accounts  has  been  established  and  the expenses of  administering the  trust, established herein, and such utilization shall be in accordance with the procedures set forth herein;



     WHEREAS, the  Company wishes  to establish a separate account with respect to all  amounts that  are contributed  hereunder by  the Company  which are not allocated by  the Company  at the  time of  such contribution to the Account or

Accounts of  an individual  Participant in  either of  the Plans  (the "General

Account");



     WHEREAS, the Trust is intended to be a "grantor trust" with the corpus and income of  the Trust  treated as  assets and  income of the Company for federal income tax  purposes pursuant  to Sections  671 through  678  of  the  Internal

Revenue Code of 1986 (the "Code"); as amended;



     WHEREAS, the  Company intends that the assets of the Trust will be subject to the claims of creditors of the Company as provided in Article II;

     WHEREAS, the  Company intends  that the  existence of  the Trust  will not alter the characterization of the Plans as "unfunded" and will not be construed to provide  taxable income  to any  participant under the Plans prior to actual payment of benefits thereunder;



     WHEREAS,  the   Trustee  is  not  a  party  to  the  Plans  and  makes  no representations with respect thereto, and all representations and recitals with respect to the Plans shall be deemed to be those of the Company.



     NOW,  THEREFORE,   in  consideration   of  the  premises  and  mutual  and

independent promises herein, the parties hereto covenant and agree as follows:



                                   ARTICLE I
                                   _________



     1.1  The Company hereby establishes with the Trustee a trust consisting of such sums  of money  and such  property acceptable to the Trustee as shall from time to  time be  paid or delivered to the Trustee and the earnings and profits

thereon.   All such  money and  property, all  investments made  therewith  and proceeds thereof,  less the  payments or other distributions which, at the time of reference,  shall have  been made  by the Trustee, as authorized herein, are referred to herein as the "Fund" and shall be held by the Trustee, IN TRUST, in accordance with the provisions of this Agreement.

     1.2  The Trustee  shall hold,  manage, invest and otherwise administer the

Fund pursuant to the terms of this Agreement.  The Trustee shall be responsible only for  contributions actually  received by it hereunder.  The amount of each contribution by  the Company  to the  Fund shall  be  determined  in  the  sole discretion of  the Company and the Trustee shall have no duty or responsibility with respect thereto.



     1.3  The Independent  Contractor (as  hereinafter in  Section 3.1 defined)

shall   maintain in an equitable manner a separate Account or Accounts for each

Participant under  the Plans  in which  it shall  keep a separate record of the amount of the fund allocated to such Participant.  The Company shall certify to the Trustee  and the Independent Contractor at the time of each contribution to the Fund  the amount  of such  contribution to  be allocated  to each  Account.

Provided, however,  that following  a Change  in Control,  the Company may only allocate contributions  to either the General Account or to Accounts which were

established prior  to the  Change in  Control.   Any amount  contributed by the

Company that is not so certified shall be allocated to the General Account.



     1.4  The Company  may contribute  to the  Fund an  irrevocable  letter  of credit (hereinafter referred to as a "L/C").  The following provisions shall be applicable to any such L/C:

          (a)  the L/C  shall expire  no sooner than one (1) year from the date of issuance,

          (b)  the Company  shall continue to maintain such L/C in effect until it is  replaced by cash or another irrevocable L/C or this Agreement terminates pursuant to Article IX, whichever occurs first,



          (c)  the Company shall renew or replace such L/C at least thirty (30)

days before its expiration for an additional period of one (1) year,



          (d)  if such  L/C, or any renewal thereof, is not renewed or replaced by a  L/C delivered  to the  Trustee at  least  thirty  (30)  days  before  the expiration of the predecessor L/C, the Trustee may draw down the full amount of such L/C  and hold  the proceeds  pursuant to  the  terms  of  this  Agreement;

provided, however, that in the event the Company is unable to renew such L/C at least thirty (30) days prior to the expiration of the predecessor L/C at a cost equal to  or less  than twenty-five  (25) basis  points over the current annual cost of  such L/C,  and the  Trustee with  reasonable diligence  is  unable  to identify a  bank (within  the definition  of Section  1.4(h)) that will replace such L/C at a cost equal to or less than twenty-five (25) basis points over the current annual  cost of  such L/C,  then the  Trustee shall  not draw  down the amount of such L/C as provided in this Section 1.4(d),



          (e)  the Trustee  may also  draw down  on such  L/C at  any time  the

Trustee determines  the proceeds of such L/C are necessary to allow the Trustee to fulfill its obligations under this Agreement,

          (f)  the proceeds  of such L/C shall be available to the Trustee upon the Trustee's presentation of its sight draft,



          (g)  the Company  may, at  any time,  replace such  L/C with  another irrevocable L/C  having substantially similar terms, or with an equal amount of cash, or any combination thereof,



          (h)  any L/C  shall be  issued by a bank (including the Trustee) with assets in  excess of  $2 billion and net worth in excess of $100 million, shall be reasonably  acceptable to  the Trustee,  and shall  be in a form as shall be reasonably acceptable to the Trustee.



     1.5  The Trustee,  for investment  purposes only, may commingle all of the assets of  the Fund  and treat  them as  a single  fund, but the records of the

Independent Contractor  at all  times shall  show the  percentages of the Trust

allocable to  each Account  and to  the General  Account.   The Fund  shall  be

revalued by the Trustee as of the last business day of each calendar quarter at

current  market  values,  as  determined  by  the  Trustee.    The  Independent

Contractor shall  allocate any increase or decrease in the current market value of the  Fund, as determined by the Trustee, pro-rata to all of the Accounts and to the  General Account  in proportion  to the  balance of the assets allocated thereto as of the last business day of the previous calendar quarter.

                                  ARTICLE II
                                  __________



     2.1  Notwithstanding any  provision in  this Agreement to the contrary, if at any time while the Trust is still in existence the Company becomes insolvent

(as defined  herein), the  Trustee shall  upon written  notice thereof from the

Company's Board  of Directors, Chairman of the Board or Chief Executive Officer

suspend the payment of all benefits from the Fund and shall thereafter hold the

Fund in  suspense for  the benefit  of the  creditors of  the Company  until it receives a  court order  directing  the  disposition  of  the  Fund;  provided,

however, the Trustee may deduct or continue to deduct its fees and expenses and other expenses  of the  Trust, including taxes and the Independent Contractor's fees and  expenses, pending the receipt of such court order.  The Company shall be considered  to be insolvent if (a) a final judicial determination is entered that the  Company is  unable to pay its debts as such debts mature or (b) there shall have  been filed by or against the Company in any court or other tribunal either of  the United  States or  of any State or of any other authority now or hereafter exercising  jurisdiction, a  petition  in  bankruptcy  or  insolvency proceedings or  for reorganization  or for  the appointment  of a  receiver  or trustee of all or substantially all of the Company's property under the present or any future Federal bankruptcy code or any other present or future applicable

Federal, State  or other  bankruptcy or  insolvency statute  or law.    By  its

approval and  execution of  this Agreement,  the Company  represents and agrees that its  Board of  Directors and  Chairman of  the Board  and Chief  Executive

Officer, as  from time  to time  acting, shall  have  the  fiduciary  duty  and responsibility on behalf of the Company's creditors to give to the Trustee prompt written notice of any event of the Company's insolvency and the Trustee shall be  entitled to rely thereon to the exclusion of all directions or claims to pay benefits thereafter made.  Absent such notice, the Trustee shall have no responsibility for determining whether or not the Company has become insolvent.



     2.2  The Company  represents and  agrees that  the Trust established under this Agreement does not fund and is not intended to fund the Plans or any other employee benefit plan or program of the Company.  Such Trust is and is intended to be  a depository  arrangement with the Trustee for the setting aside of cash and other  assets of  the Company  as and  when it  so determines  in its  sole discretion for  the meeting of part or all of its future benefit obligations to some or  all of  the Participants  and their  Beneficiaries  under  the  Plans.

Contributions by the Company to the Trust shall be in amounts determined solely by the Company and shall be in respect of only those Plan Participants selected prior to a Change in Control by the Company from time to time as it determines.

The purpose  of this  Trust is  to provide  a fund  from which  benefits may be payable under  the Plans  and as  to which Plan Participants with an Account or

Accounts hereunder  and their  Beneficiaries may,  by exercising the procedures set forth  herein, have  access to some or all of their benefits as such become due without  having the  payment of such benefits subject to the administrative control of  the Company  unless the  Company becomes  insolvent as  defined  in

Section 2.1.   The  Company further  represents that  the  Plans  are  unfunded deferred compensation  plans  for  a  select  group  of  management  or  highly compensated employees  and as  such are  exempt from  the  application  of  the

Employee Retirement  Income Security  Act of  1974 ("ERISA") except for parts 1
and 5  of Title  I thereof.   The Company further represents that the Plans are

not qualified  under Section  401(a) of the United States Internal Revenue Code

and therefore  are not  subject to  any of  the Code requirements applicable to tax-qualified plans.



     2.3  Amounts paid  or delivered  by the Company to the Trustee pursuant to

Section 1.1. shall not revert to the Company except as provided below:



          (a)       Upon the  satisfaction of  all liabilities  of the  Company under both  Plans in  respect of  Participants and  Beneficiaries for  whom  an

Account or  Accounts have  been  established,  any  assets  of  the  Fund  then remaining may be distributed to the Company as per its instructions as provided in Section 3.6 or



          (b)       Upon termination  of the  Trust as provided in Section 9.1,

the Fund may be distributed to the Company in accordance with Section 9.2; or



          (c)       Upon the  insolvency  of  the  Company  (as  determined  in

Section 2.1),  the assets  of the  Fund shall be distributed in accordance with the provisions of Section 2.1; or



          (d)       Within six  (6) months after the payment or delivery by the

Company of  any amounts to the Trustee pursuant to Section 1.1, the Company may request that  any portion  of such  amounts be returned to the Company (whether affecting the  Accounts of all or any specified Participants or Beneficiaries).

Such a request shall be honored by the Trustee only if at the date of such request, the Board of Directors of the Company is made up of "Continuing

Directors" (as  defined below).   Further,  within the  original six  (6) month

period during  which the  Continuing Directors  may request  a  return  to  the

Company of  amounts paid  or delivered  to the Trustee pursuant to Section 1.1,

the Continuing Directors may request a one time extension of such period for an additional six months.



For purposes of this Agreement, the following terms have the meaning indicated:



          (i)       "Acquiring  Person"   shall  mean   any  person  who  is  a

     Beneficial Owner  of 20% or more of the outstanding shares of Common Stock or 20%  or more  of the outstanding shares of Voting Stock of the Company;

     provided, however,  that the term "Acquiring Person" shall not include the

     Company or  any wholly-owned  subsidiary of  the Company  or any  employee benefit plan  established by  any of them and either in effect on the date of this  Agreement or hereafter approved by the Continuing Directors.  For purposes of  this subsection  (i) in  determining the  percentage  of  the outstanding shares  of Common  Stock or  Voting Stock  of the Company with respect to  which a person is the Beneficial Owner, all shares as to which such person is deemed the Beneficial Owner shall be deemed outstanding.



          (ii)      "Affiliate"  and  "Associate"  shall  have  the  respective meanings ascribed  to such  terms  in  Rule  12b-2  under  the  Securities

     Exchange Act  of 1934,  as in  effect  on  the  date  of  this  Agreement;

     provided,  however,   that  the   Company  shall,  for  purposes  of  this

     definition, be deemed to be the "registrant", as such term is used in such

     Rule.



          (iii)     A person  shall be  deemed the  "Beneficial Owner",  and to have "Beneficial  Ownership", of any securities as to which such person or any of  such person's  Affiliates or  Associates is or may be deemed to be the beneficial  owner pursuant to Rule 13d-3 under the Securities Exchange

     Act of  1934, as  in effect  on the date of this Agreement, as well as any securities as  to which  such person or any of such person's Affiliates or

     Associates has the right to become Beneficial Owner (whether such right is exercisable immediately or only after the passage of time) pursuant to any

     agreement,  arrangement   or  understanding,   or  upon  the  exercise  of

     conversion rights,  exchange  rights,  rights,  warrants  or  options,  or otherwise; provided,  however, that  a person  shall  not  be  deemed  the

     "Beneficial Owner", or to have "Beneficial Ownership", of any security (A)

     solely because  such security  has been  tendered pursuant  to a tender or exchange offer  made by  such person or any of such person's Affiliates or

     Associates until  such tendered  security  is  accepted  for  purchase  or exchange,  (B)  solely  because  such  person  or  any  of  such  person's

     Affiliates or  Associates has  or shares  the power  to vote or direct the voting of such security pursuant to a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the  applicable rules and regulations of the Securities Exchange Act of 1934,  except if  such power  (or the arrangements relating thereto) is then reportable under Item 6 of Schedule 13D under the Securities Exchange

     Act of 1934 (or any similar provision of a comparable or successor report) or (C) held for or pursuant to the terms of any employee stock ownership or other employee benefit plan of the Company or a wholly-owned subsidiary of the  Company and  either in  effect on  the date  of this  Agreement or hereafter approved by the Continuing Directors.



          (iv)      "Change in  Control" means  the occurrence  of either (1) a transaction which has required the affirmative vote of holders of at least

     80% of  the outstanding  shares of  capital stock of the Company regularly entitled to vote in the election of the directors of the Company by reason of Article Seven of the Company's Certificate of Incorporation, or (2) the

     acquisition by any person, partnership, corporation or other organization,

     or by  any group  of two or more thereof who are affiliates (as defined by

     Rule 405 under the Securities Act of 1933) or who are acting in concert in respect of such acquisition of more than 25% of such outstanding shares of such capital stock, if the Company has opposed an acquisition of shares of the Company by such person, partnership, corporation or other organization or group  before any insurance regulatory authority whose approval of such

     acquisition was  required.   Provided, however, that an event described in

     (1) or  (2) above  shall not  constitute a  Change In Control if within 10 days of  such event  the Continuing  Directors provide  the Trustee with a resolution expressly stating that such event shall not constitute a Change

     In Control for the purposes of this Agreement.

          (v)       "Continuing Directors"  shall mean  those  individuals  who constitute the  Board of  Directors of  the Company  on the  date of  this

     Agreement and any individual becoming a director subsequent to the date of this Agreement  whose election or nomination for election by the Company's shareholders is  approved by  a vote  of at least six Continuing Directors who constitute  not less  than three-quarters  of the directors comprising the then Continuing Directors, either by a specific vote or by approval of the proxy  statement of the Company in which such individual is named as a nominee for  director, without objection to such nomination, provided that no person  shall  under  any  circumstances  be  considered  a  Continuing

     Director from  and after  such time as such person is an Acquiring Person,

     an Affiliate  or Associate  of  an  Acquiring  Person,  or  a  nominee  or representative of  any thereof.  References to an approval or other act of

     Continuing Directors  shall mean  approvals given  or  actions  authorized and/or taken  both (A)  by the  Board of  Directors of the Company (or any legal successor  thereto) of  which  at  the  time  not  less  than  eight directors constituting  not  less  than  two-thirds  of  the  members  are

     Continuing Directors  and (B)  by not  less than  six Continuing Directors constituting at least three-fourths of all then Continuing Directors.



          (vi)      "Voting Stock"  shall mean  shares of  capital stock of the

     Company entitled to vote generally in the election of the directors of the

     Company.

                                  ARTICLE III
                                  ___________



     3.1  By its  acceptance of  this Trust  the Trustee  hereby agrees  to the designation by  the Company  of KPMG  Peat Marwick as the Company's independent

contractor (the  "Independent Contractor")  under this  Agreement.    Provided,

however, that  the  Trustee  conditions  its  acceptance  of  such  Independent

Contractor  upon   the  Independent  Contractor's  execution  of  the  Form  of

Acknowledgment and Acceptance, or a similar form acceptable to both the Company

and the  Trustee, set  forth in  Exhibit A  of this  Agreement.   It is  herein

recognized that  said Independent  Contractor is also acting as the independent consulting  actuary  of  the  Company  and  that  the  Trustee  shall  have  no responsibility hereunder  for the  continued retention  of  KPMG  Peat  Marwick and/or any  responsibility assigned  to  said  Independent  Contractor  or  its performance thereof  so long  as  said  firm  continues  to  be  the  Company's independent consulting actuary.  In the event the Company replaces or no longer uses said  firm as  its independent consulting actuary, the Trustee in its sole discretion may,  but need  not, designate a new Independent Contractor from the list set  forth in  Exhibit B of this Agreement or may continue to use the same

Independent Contractor;  or  in  the  event  said  firm  does  not  accept  its

designation  as   Independent  Contractor   or  accepts  said  designation  and

subsequently resigns,  the Trustee shall designate another entity from the list set forth  in Exhibit  B of  this Agreement  to be  the Independent Contractor,

provided however,  that any  Independent Contractor  appointed by  the  Trustee

shall be  independent of  the Company.   The Company shall pay or reimburse the

Trustee for  all fees  and expenses  of any Independent Contractor appointed by the Trustee. The Company shall indemnify and hold the Trustee harmless for any actions or omissions of any Independent Contractor and shall indemnify and hold the Independent  Contractor harmless  for  any  actions  or  omissions  of  the

Trustee.   The Independent  Contractor shall  be paid  for its  services on  an hourly basis  at rates  comparable to the rates that the Independent Contractor charges for comparable services to its other clients.



     3.2  Except  for  the  records  dealing  solely  with  the  Fund  and  its

investment,  which   shall  be  maintained  by  the  Trustee,  the  Independent

Contractor shall maintain all the Plan Participant records contemplated by this

Agreement, including  the maintenance  of the  separate Account  or Accounts of each Participant  under this Agreement, the maintenance of the General Account,

and the  maintenance of  Participants' interest  under each  of the Plans.  All such records  shall be made available promptly on request of the Trustee or the

Company.  In the event of a Change in Control, the Independent Contractor shall also prepare  and distribute  Participants' statements and shall be responsible for information  with respect  to payments,  if any,  to Participants and their

Beneficiaries and  shall perform  such other duties and responsibilities as the

Company or  the Trustee  determines is  necessary or  advisable to  achieve the objectives of this Agreement.



     3.3  Upon the  establishment of  this  Trust  or  as  soon  thereafter  as practicable, the Company shall furnish to the Independent Contractor and to the

Trustee all  of the  information necessary to determine the benefits payable to or with  respect to  each Participant  in both  Plans, including  any  benefits payable after  the Participant's  death and  the recipient of same (hereinafter

referred to  as the  "Participant Data").   Notwithstanding the occurrence of a

Change in  Control, the  Company shall  regularly, at  least annually,  furnish revised updated  Participant Data  to the Independent Contractor.  Based on the

foregoing information  the  Independent  Contractor  shall  prepare  an  annual estimate of  the accrued  benefit for  each Participant  and its  present value under the  Retirement Plan and shall furnish a copy of same to the Company.  In the event  the Company  refuses or  neglects  to  provide  updated  Participant information, as  contemplated  herein,  the  Independent  Contractor  shall  be entitled to  rely upon  the most  recent information  furnished to  it  by  the

Company.



     3.4  Prior to  a Change  in Control, upon the direction of the Company the

Independent   Contractor    shall   prepare   a   certification   (a   "Benefit

Certification") to  the Trustee  that a  Participant's benefits under either of

the Plans  have become  payable.   Notwithstanding any other provisions of this

Agreement, after  a  Change  in  Control  upon  the  proper  application  of  a

Participant or  the Beneficiary  of a  deceased  Participant,  the  Independent

Contractor shall,  without  direction  from  the  Company,  prepare  a  Benefit

Certification to  the Trustee,  based upon  the most  recent  Participant  Data furnished to  the Independent Contractor prior to the Change in Control and any

supplemental  information   furnished  to   the  Independent  Contractor  by  a

Participant  or  a  Beneficiary  upon  which  the  Independent  Contractor  may reasonably rely,  that a  Participant's benefits under either of the Plans have

become payable.   In  the event  that the  Trustee (a)  suspends the payment of benefits from  the Fund  pursuant to  Section 2.1,  and (b) pursuant to a court order as  required by  Section 2.1,  subsequently resumes all of its duties and responsibilities under this Agreement, the Independent Contractor shall prepare a certification (an "Accrued Benefit Certification") of all amounts that would otherwise have been payable to each Participant or Beneficiary from the Fund during such  period of  time as  the Trustee  suspended the payment of benefits

pursuant to  Section 2.1.   Each Benefit Certification and each Accrued Benefit

Certification shall  include the amount of such benefits, the manner of payment

and the  name, address  and social  security number  of the  recipient.    Each

Benefit Certification shall be updated annually.  The Trustee shall be entitled to rely  on any  Benefit Certification  or any  Accrued  Benefit  Certification

provided by  the Independent  Contractor, and  shall have no duty to verify the

accuracy thereof.   Upon  the receipt  of a Benefit Certification or an Accrued

Benefit Certification  and appropriate federal, state and local tax withholding information, the  Trustee shall commence cash distributions from the Trust Fund in accordance  therewith to  the person  or persons  so indicated  and  to  the

Company with  respect to  taxes required  to be  withheld and  the  Independent

Contractor shall  charge the  Participant's Account established hereunder.  The

Independent Contractor  shall furnish  a copy of each Benefit Certification and each Accrued Benefit Certification to the Participant (or to the Beneficiary of

a deceased  Participant) for  which such  certification has been prepared.  The

Company shall have full responsibility for the payment of all withholding taxes to the  appropriate taxing  authority and  shall furnish  each  Participant  or

Beneficiary and the Independent Contractor with the appropriate tax information form evidencing such payment and the amount thereof.



     3.5  Notwithstanding any  provision in  this Agreement to the contrary, in the event  the Trustee  in its  sole discretion  reasonably disagrees  with the accuracy or  propriety of  any Benefit  Certification or  any  Accrued  Benefit

Certification, the  Trustee, if  unable to  resolve such  disagreement with the

Independent Contractor,  may apply  to a  court of appropriate jurisdiction for judicial review of such Benefit Certification or Accrued Benefit Certification.

Pending the resolution of any disagreement with the Independent Contractor with regard to the accuracy or propriety of any Benefit Certification or any Accrued

Benefit Certification,  the Trustee  shall not  distribute any  amount from the

Fund pursuant  to such  Benefit Certification or Accrued Benefit Certification.

The Trustee  shall use its reasonable best efforts to promptly resolve any such disagreement that it may have with the Independent Contractor.



     3.6  All  benefits   payable  from  the  Fund  to  a  Participant  or  his

Beneficiary under  the Retirement Plan shall be paid solely from the account of

such Participant  established under  such Retirement  Plan.   Benefits  payable

under the  Savings  Plan  shall  be  paid  solely  from  the  account  of  such

Participant established  under the  Savings Plan.  Upon the satisfaction of all

Company liabilities  under a Plan to a Participant and any Beneficiary for whom an Account  has been  established hereunder,  the Independent  Contractor shall prepare a  certification to the Trustee and to the Company showing the balance,

if any,  remaining in  such Participant's Account under the Plan.  Such balance from an  account under  the Retirement  Plan shall  be  allocated  first  among

Participant Accounts  under the  Retirement Plan  and, if  the liability of the

Company to  all Participants  has been satisfied, the balance, if any, shall be

allocated  among   the  Accounts   of  Participants  under  the  Savings  Plan.

Similarly, any  balance from  an  Account  under  the  Savings  Plan  shall  be allocated first  among Participant  Accounts under the Savings Plan and, if the liability of the Company to all Participants under the Savings Plan has been satisfied, the balance, if any, shall be allocated among the Accounts of

Participants  under  the  Retirement  Plan.    Such  balance,  whether  from  a

Retirement Plan  Account or  Savings Plan Account, shall be reallocated ratably by the  Independent Contractor  (using the  information set  forth on  the most recent estimated  benefits statement  prepared by  the  Independent  Contractor pursuant to  Section 3.3)  to the  Accounts of  Participants and  Beneficiaries

being continued  under the  Plan (including  Accounts which may have previously been reduced  to a  zero balance)  in the  ratio that liabilities in respect of each such  Participant and  Beneficiary under  each  Plan  bear  to  the  total liabilities to  all such  Participants and Beneficiaries under that Plan.  Upon the satisfaction  of all  liabilities of the Company under both of the Plans to all Participants  and Beneficiaries  for whom  Accounts have  been  established hereunder, the  Independent Contractor  shall prepare  a certification  to  the

Trustee and  to the Company, and the Trustee upon receipt of such certification shall transfer  all of  the assets of the Fund to the trust established between the Company  and Trustee,  dated September  25, 1990,  with regard  to  certain employment contracts to which the Company is a party and as amended with regard to the Deferred Compensation Plan (the "Employment Contract Trust").  Provided,

however, that  if the  Employment Contract  Trust  has  been  terminated,  upon receiving the  certification referred  to in the previous sentence, the Trustee shall thereupon  hold or  distribute the  Fund in  accordance with  the written instructions of  the Company.  The Trustee and the Independent Contractor shall have no  responsibility for  determining whether any Participant or Beneficiary has died  and shall  be entitled  to rely  upon information  furnished  by  the

Company.

     3.7  The Company  reserves the  right to transfer to the Fund paid-up life insurance, retirement  income or  annuity policies  or contracts  on or for the life of  any Participant  for whom  an Account or Accounts has been established hereunder or,  prior to  a Change in Control, to direct the Trustee to purchase any such  policies or  contracts on or for the life of any such Participant out of the  amounts allocated to his Account.  Any such policy or contract shall be an asset  of the  Fund subject  to the claims of the Company's creditors in the

event of  insolvency, as  specified in  Section 2.1.   The proceeds of any life

insurance policy shall upon the death of the insured Participant be credited to his Account  or Accounts  under either  of the Plans and shall be an additional source of benefits, if any, payable to his Beneficiary.



     3.8  Nothing provided  in this  Agreement shall relieve the Company of its liabilities to  pay benefits provided under the Plans except to the extent such

liabilities are  met by  application of  Fund assets.   It is the intent of the

Company to  have each Account established hereunder treated as a separate trust designed to  satisfy in  whole or  in part  the Company's legal liability under either of  the Plans  in respect  of the  Participant for whom such Account has

been established.   The  Company, therefore, agrees that all income, deductions and credits  of each such Account belong to it as owner for income tax purposes and will be included on the Company's tax returns.

                                  ARTICLE IV
                                  __________



     4.1  The Company  shall provide the Trustee and the Independent Contractor with a  certified copy  of the  Plans and  all amendments  thereto and  of  the resolutions of  the Board  of Directors  of the Company approving the Plans and all amendments  thereto, promptly  upon their adoption.  After the execution of this Agreement,  the Company  shall promptly  file with  the  Trustee  and  the

Independent Contractor a certified list of the names and specimen signatures of the directors and officers of the Company and any delegee authorized to act for

it.   The Company  shall  promptly  notify  the  Trustee  and  the  Independent

Contractor of  the addition  or deletion  of any  person's name to or from such

list, respectively.   Until  receipt by  the  Trustee  and/or  the  Independent

Contractor of  notice that  any person  is no  longer authorized so to act, the

Trustee or  the Independent Contractor may continue to rely on the authority of

the person.   All  certifications, notices and directions by any such person or persons to the Trustee or the Independent Contractor shall be in writing signed by such person or persons.  The Trustee and the Independent Contractor may rely on any  such certification,  notice or direction purporting to have been signed by or  on behalf  of such person or persons that the Trustee or the Independent

Contractor believes  to  have  been  signed  thereby.    The  Trustee  and  the

Independent Contractor  may also rely on any certification, notice or direction of the  Company that the Trustee or the Independent Contractor believes to have been signed  by a duly authorized officer or agent of the Company.  The Company shall be responsible for keeping accurate books and records with respect to the employees of  the Company,  their compensation  and their  rights and interests under both of the Plans.

     4.2  The Company  shall make  its contributions to the Trust in accordance with appropriate  corporate action and the Trustee shall have no responsibility with respect thereto, except to add such contributions to the Fund.



     4.3  The Company  shall indemnify  and hold  harmless the  Trustee for any liability or  expenses, including  without limitation  advances for  or  prompt reimbursement of  reasonable fees  and expenses  of counsel  and  other  agents retained by  it, incurred  by the  Trustee with  respect to  holding, managing,

investing or  otherwise administering the Fund, other than by its negligence or willful misconduct.



     4.4  The  Company  shall  indemnify  and  hold  harmless  the  Independent

Contractor for any liability or expenses, including without limitation advances for or  prompt reimbursement  of reasonable  fees and  expenses of  counsel and other agents  retained by  it, incurred  by  the  Independent  Contractor  with respect to keeping the records for Participants' Accounts, reporting thereon to

Participants, certifying  benefit information  to the  Trustee, determining the status of  Accounts and  benefits hereunder  and  otherwise  carrying  out  its

obligations  under   this  Agreement,  other  than  those  resulting  from  the

Independent Contractor's negligence or willful misconduct.

                                   ARTICLE V
                                   _________



     5.1  The Trustee  shall not be liable in discharging its duties hereunder,

including without  limitation its  duty to  invest and reinvest the Fund, if it acts in  good faith  and in accordance with the terms of this Agreement and any applicable Federal or state laws, rules or regulations.



     5.2  Subject to  investment guidelines  agreed to  in writing from time to time prior  to a Change in Control, by the Company and the Trustee, the Trustee

shall have  the power  in investing  and  reinvesting  the  Fund  in  its  sole discretion:

          (a)       To invest  and reinvest  in any property, real, personal or mixed, wherever  situated and whether or not productive of income or consisting of wasting  assets, including  without limitation, common and preferred stocks,

bonds, notes,  debentures (including  convertible stocks and securities but not including any  stock or  security of  the Trustee, the Company or any affiliate thereof), leaseholds,  mortgages, certificates  of deposit  or demand  or  time deposits (including  any such  deposits with the Trustee), shares of investment companies and  mutual funds,  interests in  partnerships and  trusts, insurance policies and  annuity contracts, and oil, mineral or gas properties, royalties,

interests or  rights, without being limited to the classes of property in which trustees are  authorized to invest by any law or any rule of court of any state and without  regard to  the proportion any such property may bear to the entire amount of the Fund;



          (b)       To invest  and reinvest  all or  any portion  of  the  Fund collectively through  the medium  of any common, collective or commingled trust fund that may be established and maintained by the Trustee, subject to the instrument or instruments establishing such trust fund or funds and with the terms of  such instrument  or instruments,  as from time to time amended, being incorporated into  this Agreement  to the  extent of the equitable share of the

Fund in any such common, collective or commingled trust fund;



          (c)       To retain any property at any time received by the Trustee;



          (d)       To sell  or exchange  any property  held by it at public or private sale,  for cash  or on  credit, to  grant and  exercise options for the purchase or exchange thereof, to exercise all conversion or subscription rights pertaining to  any such property and to enter into any covenant or agreement to purchase any property in the future;



          (e)       To   participate    in   any    plan   of   reorganization,

consolidation, merger,  combination, liquidation or other similar plan relating to property  held by it and to consent to or oppose any such plan or any action thereunder or  any contract, lease, mortgage, purchase, sale or other action by any person;



          (f)       To deposit  any property  held by  it with  any protective,

reorganization or  similar committee,  to delegate discretionary power thereto,

and to  pay part  of the  expenses and compensation thereof and any assessments levied with respect to any such property so deposited;

          (g)       To extend the time of payment of any obligation held by it;



          (h)       To hold  uninvested any  moneys  received  by  it,  without liability for interest thereon, until such moneys shall be invested, reinvested or disbursed;



          (i)       To exercise  all voting or other rights with respect to any property held by it and to grant proxies, discretionary or otherwise;



          (j)       For the purposes of the Trust, to borrow money from others,

to issue  its promissory  note or  notes therefor,  and to secure the repayment thereof by pledging any property held by it;



          (k)       To manage,  administer, operate,  insure, repair,  improve,

develop, preserve,  mortgage, lease or otherwise deal with, for any period, any real property  or any  oil, mineral  or gas properties, royalties, interests or rights held  by it  directly or  through any  corporation, either  alone or  by joining with others, using other Trust assets for any such purposes, to modify,

extend, renew,  waive or otherwise adjust any provision of any such mortgage or lease  and  to  make  provision  for  amortization  of  the  investment  in  or depreciation of the value of such property;



          (1)       To employ  suitable agents  and counsel, who may be counsel to the  Company or  the Trustee,  and to  pay  their  reasonable  expenses  and compensation from the Fund to the extent not paid by the Company;

          (m)       To cause  any property held by it to be registered and held in the  name of  one or  more nominees,  with or  without the addition of words indicating that  such securities  are held in a fiduciary capacity, and to hold securities in bearer form;



          (n)       To settle,  compromise or submit to arbitration any claims,

debts or  damages due  or owing to or from the Trust, respectively, to commence or defend  suits or legal proceedings to protect any interest of the Trust, and to represent the Trust in all suits or legal proceedings in any court or before any other  body or  tribunal; provided,  however, that the Trustee shall not be required to  take any  such action unless it shall have been indemnified by the

Company to  its reasonable  satisfaction against liability or expenses it might incur therefrom;



          (o)       To organize  under the  laws of  any state a corporation or trust for  the purpose  of acquiring and holding title to any property which it is authorized  to acquire hereunder and to exercise with respect thereto any or all of the powers set forth herein; and



          (p)       Generally,  to  do  all  acts,  whether  or  not  expressly authorized, that the Trustee may deem necessary or desirable for the protection of the Fund.



          Notwithstanding the  foregoing, the  Trustee shall  upon the  written direction of  the Company  prior to  a Change in Control, invest all or part of the amount to the credit of any Participant's Account in a commercial annuity, retirement income or life insurance policy or contract selected by the Company and the Trustee shall have no responsibility for any such investment other than as owner and custodian thereof.



          Notwithstanding the foregoing, after a Change in Control, the Trustee shall follow the investment guidelines agreed to by the Company and the Trustee as in effect immediately prior to the Change in Control.



     5.3  No person  dealing with  the Trustee shall be under any obligation to see to  the proper  application of  any money paid or property delivered to the

Trustee or  to inquire into the Trustee's authority as to any transaction.  The

Independent Contractor's obligations are limited solely to those explicitly set forth herein  and the  Independent Contractor  shall  have  no  responsibility,

authority or control, direct or indirect, over the maintenance or investment of the Fund  and shall  have no  obligation in  respect  of  the  Trustee  or  the

Trustee's compliance  with the  Independent Contractor's  certifications to the

Trustee.



     5.4  The Trustee  shall distribute  cash or  property  from  the  Fund  in accordance with Article III hereof.



          The Trustee  may make  any distribution required hereunder by mailing its check  for the  specified amount,  or delivering the specified property, to the person  to whom such distribution or payment is to be made, at such address as may have been last furnished to the Trustee, or if no such address shall have been so furnished, to such person in care of the Company, or (if so directed by  the Company)  by crediting  the  account  of  such  person  or  by transferring funds to such person's account by bank or wire transfer.



                                  ARTICLE VI
                                  __________



     6.1  The Company  shall pay any Federal, state or local taxes on the Fund,

or any part thereof, and on the income therefrom.



     6.2  The Company  shall pay to the Trustee its reasonable expenses for the management  and  administration  of  the  Fund,  including  without  limitation advances for or prompt reimbursement of reasonable expenses and compensation of counsel and  other agents  employed by  the Trustee,  all other  reasonable and necessary expenses of managing and administering the Trust that are not paid by the Company including, but not limited to, investment management fees, computer time charges,  data retrieval and input costs, and charges for time expended by personnel of the Trustee in fulfilling the Trustee's duties.  The Company shall also pay  to the  Trustee reasonable  compensation for  its services as Trustee hereunder, the  amount of  which shall  be agreed upon from time to time by the

Company and  the Trustee  in writing;  provided, however,  that if  the Trustee forwards an  amended  compensation  schedule  to  the  Company  requesting  its agreement thereto  and the  Company fails  to object thereto within thirty (30)

days of  its receipt,  the amended  compensation schedule shall be deemed to be
agreed upon  by the  Company and  the Trustee.   Such expenses and compensation

shall be  a charge  on the  Fund and  shall constitute  a lien  in favor of the

Trustee until  paid by the Company.  All such expenses and compensation charged to the Fund, unless otherwise paid by the Company, shall be applied against the

General Account.  In the event that the assets allocated to the General Account are entirely  depleted, all  such expenses and compensation charged to the Fund shall be  applied pro-rata  against all  Accounts in  proportion to  the assets allocated thereto.  Notwithstanding any other provision of this Section 6.2, to the extent  that the  Trustee, in  its discretion,  decides that  an expense is specifically attributable  to one or more specified Accounts such expense shall be charged  to such  specified Accounts  in  such  proportion  as  the  Trustee decides.  Prior to allocating any particular expense to a specific Account, the

Trustee shall  provide notice  of its  intention to so allocate to the Company,

the Independent  Contractor and  the Participant  for  whom  such  Account  was established.



                                  ARTICLE VII
                                  ___________



     7.1  The Trustee shall maintain records with respect to the Fund that show all its  receipts and disbursements hereunder.  The records of the Trustee with respect to  the Fund  shall be  open to  inspection  by  the  Company,  or  its representatives, at  all reasonable  times during  normal business hours of the

Trustee and may be audited not more frequently than once each fiscal year by an independent certified  public accountant  engaged  by  the  Company;  provided,

however, the  Trustee shall  be entitled  to additional  compensation from  the

Company in respect of audits or auditors' requests which the Trustee determines to exceed the ordinary course of the usual scope of such examinations of its records.



     7.2  Within a  reasonable time  after the close of each fiscal year of the

Company (or,  in the  Trustee's discretion,  at more frequent intervals), or of any termination  of the  duties of  the Trustee  hereunder, the  Trustee  shall prepare and  deliver to  the Company a statement of transactions reflecting its acts and  transactions as  Trustee during  such fiscal year, portion thereof or during such  period from  the close  of the  last fiscal year or last statement period to  the termination  of the  Trustee's duties, respectively, including a statement of  the then  current value  of the Fund.  The Independent Contractor shall also  prepare and  furnish to the Company a statement of the then current value of  each Account and of the General Account.  Any such statement shall be deemed an  account stated  and accepted  and approved  by the  Company, and the

Trustee shall  be relieved  and discharged, as if such account had been settled and allowed  by a  judgment or  decree of  a court  of competent  jurisdiction,

unless protested  by written  notice to  the Trustee  within sixty (60) days of receipt thereof by the Company.



     The Trustee  shall have  the right  to apply  at any  time to  a court  of competent jurisdiction  for judicial  settlement of  any account of the Trustee not previously  settled as  herein provided  or for  the determination  of  any question of  construction or for instructions regarding this Agreement.  In any such action  or proceeding  it shall  be necessary  to join as parties only the

Trustee and the Company (although the Trustee may also join such other parties as it may deem appropriate), and any judgment or decree entered therein shall be conclusive.



                                 ARTICLE VIII
                                 ____________



     8.1  Prior to  a Change  in Control  the Trustee may resign at any time by delivering written  notice thereof  to the  Company; provided, however, that no such resignation  shall take  effect until  the earlier  of (i) sixty (60) days from the date of delivery of such notice to the Company or (ii) the appointment of a  successor trustee.  Following a Change in Control, the Trustee may resign only under one of the following circumstances:



          (a)       The Trustee is no longer in the business, or is actively in the process of removing itself from the business, of acting as trustee for employee benefit plans.

          (b)       The Trustee  determines that  a conflict of interest exists which would prohibit it from fulfilling its duties under this Agreement in an ethically  proper manner, and a law firm (appointed by the President of the Association  of the  Bar of  the City  of New York, or by the American

     Arbitration Association, if the President of the Association of the Bar of

     the City  of New  York fails to so appoint within thirty days of a request for such  appointment, or  notifies the  Trustee that it is unable to make

     such appointment)  concurs with  the Trustee.   The  Trustee shall use its

     best efforts to avoid the creation of such a conflict. The decision of such law firm shall be binding, but may be appealed in the same manner,

     and under  the same  conditions, as if it were made by an arbitrator.  All costs incurred  by the  Trustee in  connection with obtaining or appealing such a  decision shall  be reimbursable  expenses pursuant  to Article  VI hereof.

          (c)       The  assets   of  the  Fund  have  been  exhausted  or  are

     insufficient to  pay accrued  and reasonably anticipated fees and expenses of the  Trustee hereunder,  the Company has refused voluntarily to pay the

     Trustee's accrued  fees and  expenses as  required pursuant to Section 6.2 and the Trustee has been unsuccessful in obtaining a court order requiring the Company  to make  such payments  or has  been unable  to collect  on a judgment for such fees and expenses.

     Notwithstanding the above, the Trustee may resign for reasons set forth in

(a) or  (b) only  if it  has obtained  the agreement  of a  bank with assets in excess of  $2 billion  and net worth in excess of $100 million to replace it as trustee under  the terms  of this Agreement.  The decisions rendered under (b),

if that  is the  reason for the Trustee's resignation, may expressly excuse the

Trustee from  this requirement.  In any event, the Trustee shall continue to be custodian of  the Trust  assets until  the new  trustee is  in place,  and  the

Trustee shall  be entitled  to expenses  and fees  through  the  later  of  the effective date  of its  resignation as Trustee and the end of its custodianship of the assets of the Fund.



     8.2  Prior to  a Change  in Control the Trustee may be removed at any time by the  Company, pursuant  to a  resolution of  the Board  of Directors  of the

Company, upon  delivery to  the Trustee  of a certified copy of such resolution and sixty (60) days' written notice of such removal, unless such notice period is waived in whole or in part by the Trustee. Following a Change in Control the Trustee may be removed at any time by the affirmative vote of two-thirds of the Participants  voting on  a per capita basis who were Participants in either of the  Plans on the date of the occurrence of the Change in Control, and sixty

(60) days'  written notice of such removal, unless such notice period is waived in whole or in part by the Trustee.



     8.3  Upon the  resignation or  removal of  the Trustee, U.S. Trust Company shall be  appointed as successor trustee.  In the event that U.S. Trust Company refuses to accept its appointment as successor trustee pursuant to this Section

8.3, Chase  Manhattan Bank,  N.A. shall  be appointed as successor trustee.  In the event  that Chase Manhattan Bank, N.A. refuses to accept its appointment as successor trustee  pursuant to  this Section  8.3, a successor trustee shall be

appointed pursuant  to Section  8.4.   The appointment  of a  successor trustee

pursuant to this Section 8.3 shall take effect upon the delivery to the Trustee of a  written acceptance by such successor trustee, duly executed thereby.  Any successor trustee  shall have  all the  rights, powers  and duties  granted the

Trustee hereunder.



     8.4  Subject to  the provisions  of Section  8.3, prior  to  a  Change  in

Control, upon  the resignation  or removal  of the Trustee, a successor trustee shall be  appointed by  the Company.  Subject to the provisions of Section 8.3,

following a Change in Control, upon the resignation of the Trustee, a successor trustee shall be appointed by the Trustee, and upon the removal of the Trustee a successor trustee shall be appointed by the affirmative vote of two-thirds of the Participants  voting on  a per capita basis who were Participants in either of the  Plans on  the date  of the  occurrence of  the Change  in Control.  Any successor trustee  appointed under  this Section  8.4 shall  be chosen from the list of potential successor trustees set forth in Exhibit C.  In the event that all of the potential successor trustees set forth in Exhibit C refuse to accept an appointment  as successor  trustee, then  the  successor  trustee  shall  be appointed as  otherwise provided  in this  Section 8.4,  and shall be a bank or trust company established under the laws of the United States or a State within the United  States with  assets in excess of $2 billion and net worth in excess

of $100  million.   The appointment  of a  successor trustee  pursuant to  this

Section 8.4 shall take effect upon the delivery to the Trustee of (a) a written appointment of  such successor  trustee, duly  executed  by  the  Company,  the

Trustee, or  two-thirds of  the Participants  in the  Plans, as provided for in this Section  8.4, and (b) a written acceptance by such successor trustee, duly

executed thereby.   Any successor trustee shall have all the rights, powers and duties granted the Trustee hereunder.



     8.5  If, within  sixty (60)  days of the delivery of the Trustee's written notice of  resignation, a  successor trustee shall not have been appointed, the

Trustee may apply to any court of competent jurisdiction for the appointment of a successor trustee.



     8.6  Upon the resignation or removal of the Trustee and the appointment of a successor  trustee, and after the acceptance and approval of its account, the

Trustee shall  transfer and  deliver the  Fund to  such successor.    Under  no

circumstances shall  the Trustee  transfer or deliver the Fund to any successor which is  not a  bank or trust company established under the laws of the United

States or  a State within the United States with assets in excess of $2 billion and net worth in excess of $100 million.

                                  ARTICLE IX
                                  __________



     9.1  Prior to  a Change in Control, the Trust established pursuant to this

Agreement may  only be  terminated by the affirmative vote of two-thirds of the

Participants in  either of the Plans voting on a per capita basis.  Following a

Change in  Control, the Trust established pursuant to this Agreement may not be terminated by  the Company  prior to  the satisfaction  of all liabilities with respect to  all Participants  in both  of the  Plans and  their  Beneficiaries.

Following a Change in Control, upon receipt of a written certification from the

Independent Contractor that all liabilities have been satisfied with respect to all Participants  in the Plans and their Beneficiaries, the Company pursuant to a resolution of its Board of Directors may terminate the Trust upon delivery to the Trustee  of (a)  a certified  copy of  such  resolution,  (b)  an  original certification of the Independent Contractor that all such liabilities have been satisfied and  (c) a  written  instrument  of  termination  duly  executed  and acknowledged in the same form as this Agreement.



     9.2  Prior to  a Change  in Control,  upon the termination of the Trust in accordance with  Section 9.1,  the Trustee  shall,  after  the  acceptance  and approval of its account, distribute the Fund to the Company.  After a Change in

Control, upon  the termination of the Trust in accordance with Section 9.1, the

Trustee shall, after the acceptance and approval of its account, transfer all of the assets of the Fund to the Employment Contract Trust. Provided, however,

that if  after a  Change in  Control the  Employment Contract  Trust  has  been terminated, upon  the termination  of the  Trust in accordance with Section 9.1 the Trustee  shall distribute  the Fund  to the  Company.  Upon completing such distribution, the  Trustee shall be relieved and discharged.  The powers of the

Trustee shall  continue as  long as  any  part  of  the  Fund  remains  in  its possession.



                                   ARTICLE X
                                   _________

     10.1 This Agreement  may be  amended, in whole or in part, at any time and from time  to time,  by the  Company, pursuant  to a resolution of the Board of

Directors thereof  by delivery  to the  Trustee of  a certified  copy  of  such resolution and  a written instrument duly executed and acknowledged in the same form as  this Agreement,  except that  the duties  and responsibilities  of the

Trustee shall not be increased without the Trustee's written consent; provided,

however, any  such amendment  affecting  any  Account  or  the  procedures  for distribution thereof  shall not  become effective until sixty (60) days after a copy of  such amendment has been delivered by registered mail by the Company or the Independent  Contractor to  each Participant  (or to the Beneficiary of any deceased Participant)  for whom  an Account is maintained under this Agreement.

In the  event the  Company, Trustee  or Independent Contractor receives written objections to  such amendment  from such  person within  such  sixty  (60)  day period, such  amendment shall  be  ineffective  and  void  in  respect  of  the

Participant or Beneficiary so objecting to the amendment.

                                  ARTICLE XI
                                  __________

     11.1 This Agreement  shall be  construed and  interpreted under,  and  the

Trust hereby  created shall  be governed  by, the laws of the State of New York insofar as  such laws  do not  contravene any applicable Federal laws, rules or

regulations.   Nothing in  this Agreement  shall be construed to subject either the Trust  created hereunder  or the  Plans to  the Employee  Retirement Income

Security Act of 1974, as amended.



     11.2 Neither the  gender nor  the number  (singular or plural) of any word shall be  construed to exclude another gender or number when a different gender or number would be appropriate.



     11.3 No right  or interest of any Participant under either of the Plans in the Fund shall be transferable or assignable or shall be subject to alienation,

anticipation or  encumbrance, and  no right  or interest  of any Participant or

Beneficiary in  the Plan  or in  the Fund  shall be subject to any garnishment,

attachment or  execution.  Notwithstanding the foregoing, the Fund shall at all times remain  subject to  claims of  creditors of  the Company in the event the

Company becomes insolvent as provided in Section 2.1.



     11.4 The Company  agrees that by the establishment of this Trust it hereby foregoes any judicial review of certifications by the Independent Contractor as to the benefit payable to any persons hereunder.  If a dispute arises as to the amounts or  timing of  any such  benefits or the persons entitled thereto under the Plans  or this  Agreement, the  Company agrees  that such  dispute shall be resolved by  binding arbitration  proceedings initiated  in accordance with the rules of the American Arbitration Association and that the results of such proceedings shall be conclusive and shall not be subject to judicial review.

It is  expressly understood  that pending  the resolution  of any  such dispute payment of  benefits shall  be made  and continued by the Trustee in accordance with the  certification of  the Independent Contractor and that the Trustee and the Independent  Contractor shall  have  no  liability  with  respect  to  such

payments.   Provided, however,  that the  provisions of  this Section  11.4 are subject to  the provisions  of Section 3.5.  The Company also agrees to pay the entire cost  of any  arbitration or  legal proceeding initiated by it including the legal  fees of  the  Trustee,  the  Independent  Contractor  and  the  Plan

Participant or  the Beneficiary  of any deceased Plan Participant regardless of the outcome of any such proceeding and until so paid the expenses thereof shall be a charge on and lien against the Fund.



     11.5 This Agreement  shall be binding upon and inure to the benefit of any

successor  to   the  Company   or  its   business  as  the  result  of  merger,

consolidation,  reorganization,   transfer  of  assets  or  otherwise  and  any

subsequent successor  thereto.  In the event of any such merger, consolidation,

reorganization, transfer  of assets or other similar transaction, the successor to the  Company or  its business  or any  subsequent  successor  thereto  shall promptly notify  the Trustee  in writing  of its  successorship and furnish the

Trustee and  the Independent  Contractor  with  the  information  specified  in

Section 4.1  of this  Agreement.   In  no  event  shall  any  such  transaction

described herein  suspend or  delay the  rights of  Plan  Participants  or  the

Beneficiaries of deceased participants to receive benefits hereunder.

     11.6 This Agreement may be executed in any number of counterparts, each of which shall  be deemed  to be  an original,  but all  of which  shall  together constitute only one Agreement.



     11.7 Communications to  the Trustee  shall be  sent to it at its office at

450 West 33rd Street, New York, New York 10001, or to such other address as the

Trustee may  specify in  writing.   No communication  shall be binding upon the

Trustee until  it is  received by  the Trustee.   Communications to the Company

shall be  sent to  the Company's  principal offices or to such other address as the Company may specify in writing.



     11.8 In the  event any  Participant or his Beneficiary is determined to be subject to  Federal income tax on any amount to the credit of any Account under this Agreement  prior to  the time  of payment  hereunder,  the  entire  amount determined to  be so  taxable shall  be distributed  by  the  Trustee  to  such

Participant or Beneficiary.  An amount to the credit of a Participant's Account or Accounts  shall be  determined to  be subject to Federal income tax upon the earliest of:  (a) a  final determination  by the United States Internal Revenue

Service addressed  to the  Participant or his Beneficiary which is not appealed to the  courts; (b) a final determination by the United States Tax Court or any other Federal  Court affirming  any such  determination by the Internal Revenue

Service; or  (c) an  opinion by  counsel chosen by the Company addressed to the

Company and the Trustee, that, by reason of Treasury Regulations, amendments to the Internal  Revenue Code,  published Internal  Revenue Service rulings, court
decisions  or   other  substantial   precedent,  amounts   to  the   credit  of

Participant's Accounts  hereunder are  subject to  Federal income  tax prior to

payment.   The Company  shall undertake to defend, and bear the expense of, any tax claims  described herein which are asserted by the Internal Revenue Service or by  the taxing authorities of any State or locality against any Participant,

his or  her spouse  or Beneficiary,  including the expense of attorney fees and costs of  appeal, and shall have the sole authority to determine whether or not to appeal  any determination  made by  the Internal  Revenue Service  or by any taxing authority  of any State or locality or by any court.  The Company agrees to reimburse any Participant, his or her spouse or Beneficiary for any interest or penalties  in respect  of Federal,  state or local tax claims hereunder upon receipt of  documentation of  same.  Any distributions from the Trust Fund to a

Participant or  Beneficiary under  this Section  11.8 shall  be applied  in  an equitable manner  to reduce  Company liabilities  to  such  Participant  and/or

Beneficiary under  the Plans;  provided, however,  that in  no event  shall any

Participant, Beneficiary  or estate  of any Participant or Beneficiary have any obligation to  return all  or any  part of  such distribution to the Company if such distribution exceeds benefits payable under the Plans.

     IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly  executed and  their respective  corporate seals  to be  hereto affixed

this               day of                                                  .

Attest:

____________________________________         CHEMICAL BANK
  Trust Officer
                                             By: /s/ Richard Hauptman
                                                 ____________________
                                                 Richard Hauptman
                                                 Vice President

Attest:                                      USLIFE CORPORATION

____________________________________         By:  /s/Christopher S. Ruisi
                                                  _______________________
  Secretary                                           Christopher S. Ruisi
                                                      Vice Chairman and
                                                      Chief Administrative
                                                      Officer

STATE OF                 )

                         :     SS.:
COUNTY OF                )



     On this                       day of                ,               ,
before me personally came                                                    ,
to me, known, who, being by me duly sworn, did depose and say that he resides
at                                           , and that he is
of USLIFE Corporation, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instruments is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.



                                             _________________________________
                                             Notary Public




STATE OF                 )

                         :     SS.:
COUNTY OF                )



     On this                              day of
,               , before me personally came                                 ,
to me known, who, being by me duly sworn, did depose and say that he resides
 at                                           , and that he is a Vice President
of CHEMICAL BANK, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instruments is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.



                                             _________________________________
                                             Notary Public

                                   EXHIBIT A
                                   _________


                                ACKNOWLEDGEMENT
                                      AND
                                  ACCEPTANCE


     The undersigned hereby acknowledges its receipt of an agreement made as of
the                 day of                                          between the
USLIFE Corporation and Chemical Bank relating to the Retirement Plan and the USLIFE Corporation Supplemental Retirement Plan and the USLIFE Corporation Supplemental Employee Savings and Investment Plan (the "Agreement"). In addition, the undersigned hereby accepts its appointment as Independent Contractor under the terms set forth in the Agreement.


Attest:                                        KPMG PEAT MARWICK

__________________________________             By ___________________________







STATE OF                 )

                         :     ss.:
COUNTY OF                )



     On this                          day of                             ,
before me personally came                                                , to
me known, who, being by me duly sworn, did depose and say that she is one of the partners of the firm of KPMG Peat Marwick, the firm described in and which executed the foregoing instrument, and that she signed her name thereto for an on behalf of said firm.



                                        _____________________________________
                                        Notary Public

                                                                 EXHIBIT B



Buck Consultants, Inc.
Two Pennsylvania Plaza
New York, New York 10121

A. Foster Higgins & Co. Inc.
125 Broad Street
New York, New York  10004

William M. Mercer, Inc.
1166 Avenue of the Americas
New York, New York  10036-2708

TPF&C/Towers Perrin
245 Park Avenue
New York, New York  10167

The Wyatt Company
1500 'K' Street NW
Washington, DC  20005

                                   Amendment
                                   _________

     Amendment, effective January 23, 1996, to Trust Agreement dated March 1, 1994, among USLIFE Corporation, Chemical Bank and KPMG Peat Marwick LLP (as Independent Contractor) establishing a trust to fund the USLIFE Corporation Supplemental Retirement Plan and the Supplemental Employee Savings and Investment Plan.

     In accordance with the provisions contained in Section 10.1 of the Agreement, the language in Section 2.3(d) (iv) is deleted in its entirety and replaced with the following language:

     "Change In Control" means (i) a merger or consolidation to which the Company is a party and for which the approval of any shareholders of the Company is required; (ii) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) becoming the beneficial owner, directly, or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; (iii) a sale or transfer of substantially all of the assets of the Company; (iv) a liquidation or reorganization of the Company; or (v) the occurrence of any Flip Over Transaction or Event, as defined in Section 1.1(j) of the Amended and Restated Rights Agreement, as amended from time to time prior to the occurrence of any such transaction or event that otherwise would have previously been considered a Flip Over Transaction or Event. Provided, however, that an event described above shall not constitute a Change In Control if within 10 days of such event the Continuing Directors provide the Trustee with a resolution expressly stating that such event shall not constitute a Change In Control for the purpose of the Agreement.